Events after the Reporting Period	12 Months Ended
Dec. 31, 2019
Disclosure of non-adjusting events after reporting period [Abstract]
Event After The Reporting Period

45. EVENTS AFTER THE REPORTING PERIOD

The Coronavirus disease (COVID-19) outbreak in January, 2020 is having a negative impacts on the global economy, including Korea. As a result, the macroeconomic environment is unstable overall. The Group is closely monitoring the situation; however, the impact on the Group due to the Coronavirus cannot be estimated as of the financial statements approval for the issuance date. The impact on GDP and other key indicators will be considered when determining the severity and likelihood of downside economic scenarios that will be used to estimate ECL under IFRS 9 in 2020.